UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2009

SUPPORTSOFT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 11, 2009, SupportSoft, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the fourth quarter of 2008.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Material Changes to Annual Incentive Plan. In July 2008, the Company reported that the Board of Directors had adopted the Company’s Amended and Restated Executive Incentive Compensation Plan (the “Plan”). The Plan is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2008. The Board of Directors, at its February 9, 2009 meeting, adopted an amended and restated Plan effective beginning January 1, 2009 (the “Amended Plan”) and certain changes related to the Plan, including the material changes discussed in this Current Report below. This amendment and these changes were adopted to ensure that the Amended Plan is effective for achieving its retention and incentive objectives. The following material changes are prospective and effective beginning January 1, 2009:

•

The Amended Plan provides that, instead of being required to establish financial performance goals on an annual basis, the Company will establish financial performance goals for both of its business units on a quarterly, semi-annual or annual basis, at the discretion of the Company, in advance of such performance period(s); and

•

The portion of each incentive award based on Company and/or business unit achievement of quarterly, semi-annual or annual financial performance goals shall be earned only at the close of such performance period(s).

The foregoing description of the Amended Plan does not purport to be complete, and is qualified in its entirety by the full text of the Amended Plan. The Plan is incorporated herein by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2008. The Amended Plan is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 11, 2009

10.1	SupportSoft, Inc. Amended and Restated Executive Incentive Compensation Plan (effective July 1, 2008) (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (Commission No. 000-30901) filed with the Securities and Exchange Commission on August 1, 2008)

10.2	SupportSoft, Inc. Amended and Restated Executive Incentive Compensation Plan (effective January 1, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2009

SUPPORTSOFT, INC.

By:	/s/ Shelly Schaffer
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 11, 2009

10.1	SupportSoft, Inc. Amended and Restated Executive Incentive Compensation Plan (effective July 1, 2008) (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (Commission No. 000-30901) filed with the Securities and Exchange Commission on August 1, 2008)

10.2	SupportSoft, Inc. Amended and Restated Executive Incentive Compensation Plan (effective January 1, 2009)